SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 14, 1997

                         NORFOLK SOUTHERN CORPORATION
             ----------------------------------------------------
            (Exact name of Registrant as specified in its charter)

         Virginia                   1-8339                  52-1188014
  ----------------------      -------------------     ------------------
 (State of Incorporation)    (Commission File No.)       (IRS Employer
                                                      Identification No.)

                            Three Commercial Place
                         Norfolk, Virginia 23510-2191
                   (Address of principal executive offices)

                                (757) 629-2600
                         ----------------------------
                        (Registrant's telephone number)

                                   No Change
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)



ITEM 5.     OTHER EVENTS

           On May 14, 1997, Norfolk Southern Corporation (the "Corporation") entered into (i) a Pricing Agreement, dated May 14, 1997, with J.P. Morgan Securities Inc., for themselves and as representative of the Underwriters named therein (the "Underwriters"), which incorporates the provisions of the Underwriting Agreement of the Corporation, dated May 14, 1997 (the "Underwriting Agreement"), in connection with the proposed issuance and sale of the Corporation's 6.70% Notes due May 1, 2000, 6.95% Notes due May 1, 2002, 7.70% Note due May 15, 2017
           and 7.05% Notes due May 1, 2037 and (ii) a Pricing Agreement, dated May 14, 1997, with Merrill Lynch & Co., for themselves and as representative of the Underwriters, which incor-porates the provisions of the Underwriting Agreement, in connection with the proposed issuance and sale of the Corporation's 6.875% Notes due May 1, 2001, 7.35% Notes due May 15, 2007, 7.80% Notes due May 15, 2027 and 7.90% Notes due May
           1, 2097.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits:

                  1.1(a)  The Underwriting Agreement of the
                          Corporation, dated May 14, 1997.

                  1.1(b)  Pricing Agreement, dated May 14,
                          1997, between the Corporation and J.P. Morgan Securities Inc.

                  1.1(c) Pricing Agreement, dated May 14, 1997, between the Corporation and Merrill Lynch & Co.

                  1.1(d)  First Supplemental Indenture, dated
                          May 19, 1997, between the Corporation
                          and First Trust of New York, National Association, as Trustee.

                  5.1     Opinion of William A. Noell, Jr.,
                          Corporate Counsel of the Corporation.

                  5.2     Opinion of Skadden, Arps, Slate,
                          Meagher & Flom LLP, special counsel to the Under-writers.




                                SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 1997

                                          NORFOLK SOUTHERN CORPORATION
                                                   (Registrant)


                                          By: /s/ Dezora M. Martin
                                             Dezora M. Martin
                                             Corporate Secretary



                                 EXHIBIT INDEX

      Exhibit
      Number              Description

      1.1(a) The Underwriting Agreement of the Corporation, dated May 14, 1997.

      1.1(b)      Pricing Agreement, dated May 14, 1997,
                  between the Corporation and J.P. Morgan Securities Inc.

      1.1(c) Pricing Agreement, dated May 14, 1997, between the Corporation and Merrill Lynch & Co.

      1.1(d)      First Supplemental Indenture, dated May
                  19, 1997, between the Corporation and First
                  Trust of New York, National Association, as Trustee.

      5.1         Opinion of William A. Noell, Jr., Corporate
                  Counsel of the Company.

      5.2         Opinion of Skadden, Arps, Slate, Meagher &
                  Flom LLP, special counsel to the Underwriters.